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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 19, 2004
                                 --------------
                                (Date of report)


                          ONE VOICE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      0-27589                       95-4714338
(State of Incorporation)     (Commission File Number)          (IRS Employer ID)


                         6333 Greenwich Drive, Ste. 240
                               San Diego, CA 92122
                    (Address of principle executive offices)


                                 (858) 552-4466
              (Registrant's telephone number, including area code)

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ITEM 4.1

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 19, 2004, One Voice Technologies, Inc., (the "Company") notified Stonefield Josephson, Inc., ("SJ ") that it has engaged Peterson & Co., LLP as the Company's auditor and as a consequence was dismissed as the Company's auditors. On April 12, 2004, the Company engaged Peterson & Co., LLP as independent auditor of the Company for the fiscal year ending December 31, 2004. The action to engage Peterson & Co., LLP was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

         During the last two fiscal years ended December 31, 2003 and December 31, 2002 and through April 19, 2004, (i) there were no disagreements between the Company and SJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of SJ would have caused SJ to make reference to the matter in its reports on the Company's financial statements, and (ii) SJ's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended December 31, 2003 and 2002 and through April 19, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. SJ 's opinion in its report on the Company's financial statements for the year ended December 31, 2002 and 2003, included an explanatory paragraph which expressed substantial doubt with respect to the Company's ability to continue as a going concern.

         During the two most recent fiscal years and through April 12, 2004, the Company has not consulted with Peterson & Co., LLP regarding either:

         1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Peterson & Co., LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

         2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         The Company has requested that SJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 28, 2004, is filed as Exhibit
16.1 to this Form 8-K.


ITEM 7(c).  EXHIBITS.

Exhibit 16.1 Letter from Stonefield Josephson, Inc., dated April 28, 2004, regarding their dismissal as the Company's independent auditors.

                                        *

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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                    One Voice Technologies, Inc.
                                                    (Registrant)


                                                    /S/ DEAN WEBER
                                                    ----------------------------
                                                    By:  Dean Weber
                                                         President & CEO